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                         UNITED SECURITY BANCORPORATION


                                  Exhibit 10.1
                         United Security Bancorporation
                        1995 Incentive Stock Option Plan

                               Article I. Purpose

The purpose of this 1995 Incentive Stock Option Plan (the "Plan"), adopted on the 14th day of March, 1995, is to enable directors, executive officers, key employees and consultants of United Security Bancorporation and its subsidiaries (collectively, the "Company") to acquire a proprietary interest in the success of the Company. The Plan is intended to provide incentives for maximum effort in the successful operation of the Company, through the grant of options constituting either incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified options.

                           Article II. Administration

The Plan will be administered by a compensation committee of the board of directors (the "Compensation Committee"), which has authority with respect to the grant of Options under the Plan.

The Compensation Committee will at all times consist of at least three directors of the Company appointed by the Company's board of directors. Members of the Compensation Committee may receive options under the Plan, provided such options are awarded strictly in accordance with the provisions applicable to such members set forth in the Article II. Under no circumstances may members of the Compensation Committee receive options under the Plan on a discretionary or other basis during the period they are a member of the committee or for a period of one prior year to becoming a member. Any purported grant of an option to a member of the Compensation Committee other than as provided in Article II shall be void and of no force or effect.

A majority of the members of the Compensation Committee shall constitute a quorum, and acts of a majority of the members present at any meeting of the Compensation Committee at which a quorum is present, or acts approved in writing by all members of the Committee, shall be deemed to be valid acts of the Committee. The Compensation Committee shall select one of its members to serve as chairman, and shall appoint one of its members a secretary, who shall maintain a record of its actions and decisions. The Compensation Committee shall, within the confines of its authority:

        (a) determine which of the eligible participants in the Plan shall be granted options, when such options shall be granted and the number of shares and terms with respect to each such option;

        (b)     prescribe rules and regulations for administering the Plan; and

        (c) decide any questions arising as to the interpretation or application of any provision under the Plan.

Grants of options under the Plan to members of the Compensation Committee shall be determined exclusively by an executive remuneration committee (the "Executive Remuneration Committee") comprised of persons who at the time, and for a period of two years prior thereto, are or were not directors or executive officers of the Company or any of its affiliates, or otherwise employed by the Company or any of such affiliates other than in the capacity of an outside attorney, accountant or other professional. The Executive Remuneration Committee.

In determining grants of options under the Plan to executive officers of the Company and to directors and executive officers of the Company's subsidiaries who, in each case, are not also directors of the Company, the Compensation Committee shall consider the then-current cash and non-cash compensation of such director or executive officer, the value of such person's unexercised in-the-money options granted pursuant to the Plan or any other equity-based compensation plan of the Company, such person's position with the Company, the tenure of such person's employment by the Company (or the tenure of his or her service as a director, if not



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employed by the Company), the degree to which such person has met the objectives established for it by the board of directors.

In determining grants of options to eligible participants in the Plan who are not also directors or executive officers of the Company, the Compensation Committee shall consider such person's position with the Company, the tenure of such person's employment by the Company, and the degree to which such person has met the objectives established for him or her by the Company.

The Executive Remuneration Committee shall have full discretion in determining the amount and terms of options to be granted to members of the Compensation Committee, and shall not be bound to consider the recommendations of management of the Company or the extent to which options have been awarded to other eligible participants in the Plan by the Compensation Committee.

The determination of the Compensation Committee or the Executive Remuneration Committee, as the case may be, as to any of these matters shall be final and binding upon all persons whosoever and shall be reported to the board of directors at its next ensuing meeting. The Compensation Committee and the Executive Remuneration Committee shall hold meetings from time to time, as they may determine, provided, however, that so long as options remain available for issuance pursuant to the Plan, the Compensation Committee (but not the Executive Remuneration Committee) shall convene a meeting at least quarterly. Members of the Compensation Committee and the Executive Remuneration Committee shall receive cash compensation for each meeting of the committee at which they are present, in such amounts as shall be determined by the Company's board of directors. Such amount may be adjusted from time-to-time, or at any time, by the board of directors of the Company, however no such adjustment shall be retroactive.

                            Article III. Eligibility.

The persons who shall be eligible to receive grants of options pursuant to the Plan shall be such of the directors, executive officers, key employees and consultants of the Company as may be selected from time-to-time by the Compensation Committee. Options granted pursuant to the Plan shall either be incentive stock options within the meaning of Section 422 of the Code or non-qualified options.

A grantee of an option under the Plan may hold more than one option hereunder, but only on the terms and conditions hereinafter set forth. Notwithstanding any of the other provisions of the Plan, incentive stock options shall not be granted hereunder to an individual who then owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a parent or of a subsidiary corporation (as those terms are defined in Section 425 of the Code) of the Company, with such ownership to be determined by application of the attribution rules under the Code. This limitation shall not preclude the granting of non-qualified options to persons holding more than ten percent of the Company's stock.

                 Article IV. Stock to Be Issued Under The Plan.

The stock to be issued upon the exercise of options granted under the Plan shall be shares of the common stock, without par value, of the Company (the "Common Stock"), which may either be authorized and unissued shares or issued shares held in or hereafter acquired for the treasury of the Company. The aggregate number of shares of Common Stock which may be issued under options granted hereunder shall not exceed eight percent (8%) of the Common Stock then outstanding or deemed outstanding, or 200,000 shares, whichever is less. In the event that any outstanding option under the Plan expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such option may again be subject to an option under the Plan.

The Company shall not be required to issue or deliver any certificate for shares of Common Stock purchased upon the exercise of all or any portion of an option granted under the Plan



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unless such issuance is made (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or an exemption from the registration requirements of the Securities Act, and (ii) upon completion of any registration or other qualification of such shares, or upon procurement of an exemption therefrom, under any other state, federal or provincial law or ruling or regulation of any governmental regulatory body or stock exchange that the Company shall, in its sole discretion, determine to be necessary or advisable.

                   Article V. Terms and Conditions of Options.

Each option granted under the Plan shall be evidenced by an agreement in writing which shall be subject to such amendment and modification as the Compensation Committee from time-to-time, or at any time, shall deem necessary to comply with applicable law or regulation, and which shall contain, in such form and with such other provisions as the Compensation Committee shall from time-to-time determine, provisions which comply with the following terms and conditions:

        (a) The Number of Shares. Each option shall state the number of shares of Common Stock to which it pertains.

        (b) Option Price. Each option shall state the option price per share of Common Stock, which shall be equal to the fair market value of one share of Common Stock on the date the option is granted. The Committee shall have full authority to determine the fair market value of a share of Common Stock; provided, however, that so long as the Common Stock is traded on the Nasdaq Stock Market, such fair market value shall be deemed to be the arithmetical mean between the closing bid and asked prices as reported by such market.

        (c) Medium and Time of Payment. The option price shall be payable in United States dollars upon exercise of the option, unless the Compensation Committee determines otherwise, and the exercise of any option and the delivery of the option shares shall be contingent upon receipt by the Company of the full purchase price paid in cash or by check. The foregoing notwithstanding, the Company may from time-to- time or at any time advance funds to the holder of an option granted under the Plan for the sole purpose of enabling such holder to exercise such option; provided, however, that such advance is evidenced by a writing, matures by its terms in no more than thirty (30) days and is secured by a pledge of the Common Stock (and the proceeds of the sale thereof) to be received upon the exercise of the option.

        (d) Term and Exercise of Options. Each option shall state the period of time during which the option may be exercise; provided, however, that, anything contained herein to the contrary notwithstanding, no option granted hereunder shall be exercisable after the expiration of ten years from the date of grant of such option. Subject to the terms of the Plan, any option may be exercised, in whole or in part, from time to time, as to one or more whole shares of Common Stock covered by the option.

        (e) Maximum Value of Stock with Respect to Which Options Are Exercisable for First Time in Any Calendar Year. In the event the aggregate fair market value (determined at the time the option is granted) of Common Stock with respect to which options are exercisable hereunder for the first time by any eligible employee during any one calendar year (under the Plan and all other stock option plans of the Company or any parent or subsidiary corporation) shall exceed one hundred thousand dollars ($100,000), such options shall be treated as options which are not incentive stock options, taking options into account in the order in which they were granted. In the case of an option that is to be treated in part as an incentive stock option and in part as a non-qualified stock option, the Company may designate the shares of Common Stock that are to be treated as stock acquired pursuant to exercise of an incentive stock



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                option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the Company's stock transfer records.

        (f) Transfer of Option. Neither the whole nor any part of any option shall be transferable by the optionee or by operation of law during such optionee's lifetime, and at such optionee's death an option or any part thereof shall only be transferable by such optionee's will or by the laws of descent and distribution. An option may be exercised during the lifetime of the optionee only by the optionee. Any option, and any and all rights granted to an optionee thereunder, to the extent not therefore effectively exercised, shall automatically terminate and expire upon any sale, transfer or hypothecation, or any attempted sale, transfer or hypothecation of such option or rights, or upon the bankruptcy or insolvency of the optionee.

        (g) Termination of Employment. No option intended to qualify as an incentive stock option may be exercised after the termination of the employment of the optionee with the Company except as hereinafter provided, specifically subject, however, to the provisions of paragraph (d) of this Article V:

                (1) Retirement. Options granted under the Plan may be exercised within six (6) months after the Retirement (as hereinafter defined) of the optionee, and the options shall be exercisable for all of the shares covered thereby. For purposes of the Plan, "Retirement" shall mean any termination of employment with the Company occurring after the completion of ten (10) years of service with the Company and the attainment of age sixty (60) by the optionee.

                (2) Disability. Options granted under the Plan may be exercised within one (1) year after the termination of the employment of the optionee by reason of the Disability (as hereinafter defined) of the optionee, and the options shall be exercisable for all of the shares covered thereby. For purposes of the Plan, an optionee shall be deemed have incurred a "Disability" if a disinterested duly licensed medical doctor appointed by the Company determines that the optionee is totally and permanently prevented, as a result of physical or mental infirmity, injury or disease, either occupational or nonoccupational in cause, from holding the job or position with the Company or engaging in the employment activity, or a comparable job or employment activity with the Company, which the optionee held or customarily engaged in prior to the occurrence of the disability (provided, however, that disability hereunder shall not include any disability incurred or resulting from the optionee's having engaged in a criminal act or enterprise, or any disability consisting of or resulting from the optionee's chronic alcoholism, addiction to narcotics or an intentionally self-inflicted injury).

                (3) Death.

                (i) If an optionee shall die while employed by the Company or within three (3) months after termination of employment with the Company by reason of Retirement or Disability, the options granted under the Plan to such deceased optionee shall be exercisable within one (1) year after the date of the optionee's death, and the options shall be exercisable for all of the shares covered thereby.

                (ii) The legal representative, if any, of the deceased optionee's estate, otherwise the appropriate legatees or distributees of the deceased optionee's estate, may exercise the option on behalf of such a deceased optionee.

                (4) Involuntary Termination of Employment. Options granted under the Plan may be exercised within thirty (30) days after the Involuntary



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                Termination of Employment (as hereinafter defined) of the
                optionee with the Company, but the options may not be exercised for more than the number of shares, if any, as to which the options were exercisable by the optionee immediately prior to such termination of employment, as determined by reference to the terms and conditions specified at the time such options were granted. For purposes of the Plan, "Involuntary Termination of Employment" shall mean any termination of an optionee's employment with the Company by reason of discharge, firing or other involuntary termination of an optionee's employment by action of the Company other than an involuntary termination for cause as described in subparagraph (6) of this subparagraph (g).

                (5) Voluntary Termination of Employment. Options granted under the Plan may be exercised within thirty (30) days after the Voluntary Termination of Employment (as hereinafter define) of the optionee with the Company, but the options may not be exercised for more than the number of shares, if any, as to which the options were exercisable by the optionee immediately prior to such termination of employment, as determined by reference to the terms and conditions specified at the time such options were granted. For purposes of the Plan "Voluntary Termination of Employment" shall mean any voluntary termination of employment with the Company by reason of the optionee's quitting or otherwise voluntarily leaving the Company's employ other than a voluntary termination of employment by reason of Retirement or voluntary termination of employment constituting a termination for cause as described in subparagraph (6) of this subparagraph (g).

                (6) Termination for Cause. Anything contained herein to the contrary notwithstanding, if the termination of an optionee's employment with the Company is as a result of or caused by the optionee's theft or embezzlement from the Company, the violation of a material term or condition of his or her employment, the disclosure by the optionee of confidential information of the Company, conviction of the optionee of a crime of moral turpitude, the optionee's stealing trade secrets or intellectual property owned by the Company, any act by the optionee in competition with the Company, or any other act, activity or conduct of the optionee which in the opinion of the board of directors is adverse to the best interests of the Company, then any options and any and all rights granted to such optionee thereunder, to the extent not yet effectively exercised, shall become null and void effective as of the date of the occurrence of the event which results in the optionee ceasing to be an employee of the Company, and any purported exercise of an option by or on behalf of said optionee shall following such date shall be of no effect.

        (h) Modification of Exercise Period upon Termination of Employment. The provisions of paragraph (g), above, to the contrary notwithstanding, the Compensation Committee may, for good cause and in its discretion, extend the period of time within which options held by such optionee may be exercised; provided, however, that in no event shall any such extension exceed by a factor of two the amount of time otherwise provided in paragraph
                (g) for the exercise of such options and provided, further, that no such extension may be granted to an optionee whose employment with the Company is terminated for cause.

        (i) Acceleration. The Compensation Committee may, in the case of merger, consolidation, dissolution or liquidation of the Company, accelerate the exercise date of any option for any or all of the Common Stock covered thereby (but still giving optionees a reasonable period of time to exercise any outstanding options prior to the accelerated expiration date) and



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                may, in the case of merger, consolidation, dissolution or
                liquidation of the Company, or in any other case in which it feels it is in the Company's best interest, accelerate the date or dates on which any option or any part of any option shall be exercisable for any or all of the shares covered thereby.

        (j) Rights as a Shareholder. An optionee shall have no rights as a shareholder with respect to any Common Stock covered by any of said optionee's options until the date the Company receives payment in full for the purchase of said shares (or, in instances where the exercise price of the options has been advanced by the Company, upon repayment in full of such advance, together with interest) pursuant to the effective exercise of said option. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such payment is received by the Company, except as provided in Article VII.

        (k) Documents to be Delivered to Optionees. Upon the grant of an option hereunder to an optionee, there shall be delivered to the optionee written information describing the options granted hereunder and the Common Stock covered by the options, together with such other information or documents as the Company or the Compensation Committee shall deem necessary or advisable.

        (l) Compliance with Securities Act. Notwithstanding anything herein to the contrary, options shall always be granted and exercised in such a manner as to conform to the requirements of the Securities Act and the rules and regulations promulgated thereunder.

        (m) Other provisions. The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of options, as the Compensation Committee shall deem advisable and, in any event, all such option agreements shall contain such limitations and restrictions upon the exercise of options as shall be necessary in order that such options will be incentive stock options as defined in Section 422A of the Code, or to conform to any change in the law.

                Article VI. Notice of Intent to Exercise Options.

An optionee desiring to exercise an option granted hereunder as to all or a portion of the Common Stock covered thereby must, in order to so exercise the option, notify the Company in writing to that effect, specifying the number of shares of Common Stock to be purchased, in a form satisfactory to the Compensation Committee.

           Article VII. Stock Dividend-Recapitalization-Consolidation.

If any stock dividend shall be declared upon the Common Stock or if the Common Stock shall hereafter be subdivided, consolidated or changed into other securities of the Company or a successor corporation to the Company, then, in each such event, shares of Common Stock which would be delivered pursuant to exercise of any options shall, for the purpose of adjusting the number and kind thereof, be treated as though outstanding immediately prior to the occurrence of such event, and the purchase price to be paid therefor shall be appropriately adjusted to give effect thereto.

The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate, sell or transfer all or any part of its business and assets.



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                    VIII. Expiration and Termination of Plan.

Options may be granted pursuant to the Plan only within ten (10) days following the later to occur of the date on which the Plan is adopted by the board of directors and the date on which the Plan is approved by the shareholders of the Company.

Options may be granted under the Plan at any time until the Plan is terminated by the Board of Directors or until such earlier date when termination of the Plan shall be required by applicable law. If not sooner terminated, the Plan shall terminate automatically on May 23, 2005, which is ten (10) years from the date on which the Plan was approved by the shareholders of the Company.

                       Article IX. Amendment of the Plan.

The board of directors may, insofar as permitted by law, including the provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), from time-to-time, with respect to any shares of Common Stock at the time not subject to outstanding options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that, without approval of the holders of a majority of the Common Stock of the Company, no such revision or amendment shall: change the number of shares of Common Stock subject to the Plan (except as may occur as a result of an occurrence described in Article VII); remove the administration of the Plan from the Compensation Committee; or render any member of the Compensation Committee eligible to receive an option under the Plan while serving thereon or for a period of one year prior thereto. Furthermore, the Plan may not, without the approval of the holders of a majority of the Common Stock of the Company, be amended in any manner that will cause options issued under it, other than non-qualified options, to fail to meet the requirements of incentive stock options as defined in Section 422A of the Code or which would result in a failure to comply with any applicable requirements of the Securities Act or rules or regulations adopted thereunder.

                           Article X. Basis for Awards

The granting of any option under the Plan shall be entirely in the discretion of the Compensation Committee and nothing herein contained shall be construed to give any employee any right to participate under the Plan or to receive any option under it.

Neither the adoption and maintenance of the Plan nor the granting of an option pursuant to this Plan shall be deemed to constitute a contract of employment between the Company and any employee, or to be a condition of the employment of any person. Nothing herein contained shall be deemed to give any employee the right to be retained in the employ of the Company, interfere with the right of the Company to discharge or retire any employee at any time, be deemed to give to the Company the right to require an employee to remain in its employ, or interfere with the employee's right to terminate his or her employment at any time. Similarly, nothing in the Plan shall be deemed to limit or override the right of the shareholders to remove or replace a director of the Company, or to give rise to a claim by any director for options awarded after the termination of his or her service as a director.

The granting of an option shall impose no duty upon the optionee to exercise such option.

                       Article XI. Government Regulations.

The Plan and the granting and exercise of any option hereunder, and the obligations of the Company to sell and deliver Common Stock under any such option, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

                    Article XII. Proceeds from Sale of Stock.

Proceeds received by the Company from the sale of Common Stock issued upon the exercise of an option shall be for the general business purposes of the Company.




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                      Article XIII. Reporting Requirements.

The Compensation Committee shall furnish each optionee hereunder with such information relating to the exercise of any option granted hereunder to said optionee as is required under the Code and applicable state and federal Securities laws.

                     Article XIV. Approval of Shareholders.

No option granted hereunder shall be exercisable until the Plan is approved by the holders of a majority of the outstanding shares of the Common Stock of the Company. The Plan was approved by the board of directors of the Company on March 14, 1995. The Plan was also approved by holders of a majority of the outstanding shares of the Common Stock of the Company on May 24, 1995 solely for purposes of conforming the Plan to the requirements of the Code and Rule 16b-3 of the Exchange Act.

                          Article XV. Interpretations.

The terms of the Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury or his delegate relating to the qualification of incentive stock options under Section 422 of the Code. If any provision of the Plan conflicts with any such regulation or ruling, that provision of the Plan shall be null and void.

                                       UNITED SECURITY BANCORPORATION

                                       /s/  William C. Dashiell
                                             William C. Dashiell, its President



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               Form of 1995 Incentive Stock Option Plan Agreement

                         UNITED SECURITY BANCORPORATION
                        INCENTIVE STOCK OPTION AGREEMENT

THIS AGREEMENT is entered into by and between United Security Bancorporation (the "Company") and _________________________ ("Employee/Director"). The Company and Employee/Director agree as follows:

Pursuant to the Company's Incentive Stock Option Plan as presently in effect (the "Plan"), the Company hereby grants to Employee/Director an irrevocable incentive stock option to purchase _____ shares of common stock of the Company at an option price of $______ per share, payable in cash. Adjustments for dividends: the option price for the common shares under option to the Employee/Director will be adjusted with any stock dividend, by the percentage amount of that dividend (i.e., a five percent [5%] stock dividend would decrease the option price five percent [5%] by multiplying the option price by 95% to obtain the adjusted option price). The original number of shares optioned does not change with the declaration of a stock dividend).

The date of grant of this option is ___________________________. This option shall terminate on ___________________________ unless sooner terminated by reason of death, disability or other termination of status as an Employee/Director, as provided in the Plan.

This option shall become exercisable (i.e., vest) as follows: 20% of the total option upon the signing of this agreement, with an additional 20% per year on each anniversary of the Option Date. From the date this option (or any portion thereof) first becomes exercisable through the date of its termination, Employee/Director may exercise it, in whole or in part at any time and from time to time. This option may only be exercised if it is exercised in the manner provided by the plan. Exercise must be by actual delivery to the company of a written notice of exercise signed by Employee/Director specifying the number of shares and option price and accompanied by payment of the full amount of the option price.

All of the terms and conditions of the Plan are incorporated by this reference as part of this Agreement as if such terms and conditions had been included in this Agreement.

EXECUTED as of _____________________________.

EMPLOYEE/DIRECTOR:


_______________________________

UNITED SECURITY BANCORPORATION


_______________________________
Richard C. Emery, President/COO



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